Dreyfus

California Municipal Income, Inc.

SEMIANNUAL REPORT March 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            12   Financial Highlights

                            13   Notes to Financial Statements

                            17   Officers and Directors

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                             Dreyfus California

                                                         Municipal Income, Inc.

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus California Municipal Income, Inc., covering the six-month period from October 1, 1999 through March 31, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the
fund'   s    portfolio    manager,    Paul    Disdier.

The U.S. economy grew strongly over the past six months in an environment characterized by high levels of consumer spending and low levels of unemployment. Concerns that inflationary pressures might re-emerge caused the Federal Reserve Board to raise short-term interest rates three times during the reporting period. These rate hikes contributed to a total interest-rate increase of 125 basis points since late June 1999, before the current reporting period began. While higher interest rates led to an erosion of municipal bond prices during the first half of the reporting period, the tax-exempt bond market showed renewed signs of strength during the first quarter of 2000.

Municipal bonds were also affected by supply-and-demand considerations. These technical influences have caused the yields of tax-exempt bonds to rise to very attractive levels compared to the after-tax yields of taxable bonds of comparable maturity and credit quality. This is especially true for investors in the higher federal and state income tax brackets.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus California Municipal Income, Inc.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

April 12, 2000




DISCUSSION OF FUND PERFORMANCE

Paul Disdier, Portfolio Manager

How did Dreyfus California Municipal Income, Inc. perform during the period?

For the six-month period ended March 31, 2000, the fund produced a total return of -0.21% .(1) The fund provided income dividends of $0.270 per share, which is equal to an annualized distribution rate of 7.14% over the same period.(2)

We attribute the fund's performance to a rising interest-rate environment, which caused most municipal bond prices to decline, and to the fund's security selection strategy, which was designed to take advantage of what we believe are potentially attractive values created during the municipal market's decline. The negative returns produced by these securities during the fourth quarter of 1999 have not been completely offset during the market rally that began in the first quarter of 2000.

What is the fund's investment approach?

The fund seeks high current income exempt from federal and California state income taxes by ordinarily investing in California municipal bonds.

In doing so, we currently have constructed a portfolio typically by looking for income opportunities through analysis of each bond's structure, including paying particularly close attention to a bond's yield, maturity and early redemption features.

Over time, many of the fund's relatively higher yielding bonds mature or are redeemed by their issuers. We generally attempt to replace those bonds with securities that, at the time, can offer higher than average income payments. This strategy is designed to help provide high current income. When an opportunity presents itself, we also seek to upgrade the fund with newly issued bonds that, in our opinion, have better structural or income characteristics than existing holdings. When such opportunities arise, we usually will look to
sell    bonds    that
                                                                   The  Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

are close to redemption or maturity. This strategy is intended to protect the fund's income stream. In addition, we conduct credit analysis of our holdings in an attempt to avoid potential defaults on interest and principal payments.

What other factors influenced the fund's performance?

Although the fund's performance was hurt by a difficult investment environment during most of 1999, the first quarter of 2000 provided better market conditions and a market rally.

When the reporting period began on October 1, 1999, investors had become concerned that strong economic growth might rekindle long-dormant inflationary pressures. In fact, in an attempt to forestall a reacceleration of inflation, the Federal Reserve Board raised short-term interest rates three times during the reporting period, causing most bond prices to fall. These interest-rate hikes followed two previous increases implemented before the current reporting period began, for a total increase of 125 basis points since last summer.

Nationally, municipal bond prices also fell during 1999 because of adverse supply-and-demand influences. For a variety of reasons, institutional investors participated less in the tax-exempt market. Despite strong demand from individual investors, the absence of institutional buyers helped reduce overall demand in the national market and drove municipal bond prices down. In California, however, robust demand from individuals more than offset the absence of institutional investors. As a result, the effects of 1999's market decline were less severe in California than in most other states.

In addition, during the first quarter of 2000, issuance of municipal bonds nationally declined approximately 40% compared to the same period one year ago. This supply reduction, combined with robust demand from individual investors, helped support a rebound of municipal bond prices, including bonds from California issuers, and especially among longer term bonds.


Finally, the fund' s performance was affected by the final maturity or early redemption of some of its seasoned, relatively higher yielding holdings. Because municipal bond yields were generally lower over the past six months than they were when the portfolio was originally constructed, we were unable to maintain the fund' s dividend distribution rate. Accordingly, we reduced the fund's dividend during the reporting period to reflect prevailing market conditions.

What is the fund's current strategy?

We have continued to follow our strategy of seeking high current income from a portfolio of municipal bonds from California issuers. To that end, we have gradually been reducing our defensive holdings, including pre-refunded bonds and securities that are two to three years away from their redemption dates. We have redeployed those assets to longer term, relatively current higher yielding securities with what we believe to be better income characteristics.

Despite these changes, the fund's credit quality remains strong with an average single-A rating. We have also made few changes to our duration management strategy, currently choosing to maintain an average duration in the 10-year range.

April 12, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, BASED UPON NET ASSET VALUE PER SHARE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-CALIFORNIA RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX
(AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) DISTRIBUTION RATE PER SHARE IS BASED UPON DIVIDENDS PER SHARE PAID FROM NET INVESTMENT INCOME DURING THE PERIOD ANNUALIZED, DIVIDED BY THE MARKET PRICE PER SHARE AT THE END OF THE PERIOD.

                                                             The Fund

STATEMENT OF INVESTMENTS

March 31, 2000 (Unaudited)

STATEMENT OF INVESTMENTS

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS--98.1%                                                       Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA--91.1%

Abag Financial Authority For Nonprofit Corps, MFHR

   (Central Park Apartments) 5.60%, 7/1/2038                                                    815,000                  767,290

Bakersfield Central District Development Agency,

  Tax Allocation Revenue

   (Downtown Bakersfield Redevelopment)
   6.625%, 4/1/2015 (Prerefunded 4/1/2003)                                                    1,000,000  (a)           1,078,720

California 6.742%, 12/1/2018                                                                    375,000  (b, c)          363,337

California Department Water Resources, Revenue

   (Central Valley Project) 8.032%, 12/1/2026
   (Prerefunded 6/1/2002)                                                                       900,000  (a), (b, c)   1,001,358

California Health Facilities Financing Authority, Revenue,
   Health Facilities Financing

   (Cedars-Sinai Medical Center) 6.125%, 12/1/2030                                            1,000,000                  994,420

California Pollution Control Finance Authority:

   Exempt Facilities Revenue (Mobil Oil Corp.)
      5.50%, 12/1/2029                                                                        1,250,000                1,182,750

   PCR 7.657%, 6/1/2014                                                                       1,000,000  (b)           1,156,700

   SWDR:

   (Browning Ferris Industries):

      5.80%, 12/1/2016                                                                        2,000,000                1,708,060

      6.75%, 9/1/2019                                                                           600,000                  567,168

   (Keller Canyon Landfill Co. Project) 6.875%, 11/1/2027                                     1,000,000                  948,620

California Public Works Board, LR
   (Various University of California Projects)

   6.60%, 12/1/2022 (Prerefunded 12/1/2002)                                                     800,000  (a)             859,424

California Statewide Community Development Authority, LR

   6.798%, 10/1/2033                                                                          1,000,000  (b)             760,680

California Statewide Communities Development Authority, COP:

   (Catholic Healthcare West) 6.50%, 7/1/2020                                                   500,000                  499,375

   (The Internext Group) 5.375%, 4/1/2030                                                     1,300,000                1,046,084

Capistrano Unified School District, Special Tax:

  (Community Facilities District Number 87-1-Aliso Vieio)

      8.375%, 10/1/2020 (Prerefunded 10/1/2000)                                               2,000,000  (a)           2,083,220

   (Community Facilities District Number 98-2-Ladera)

      5.75%, 9/1/2029                                                                           500,000                  435,545

Emeryville Public Financing Authority, Revenue

   (Shellmound Park Redevelopment Project) 6.80%, 5/1/2014
   (Prerefunded 5/1//2004)                                                                      500,000  (a)             550,675


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

Escondido Improvement Bond, Act of 1915

   (Reassessment District Number 98) 5.70%, 9/2/2026                                            450,000                  402,160

Foothill/Eastern Transportation Corridor Agency,
   Toll Road Revenue

   5.75%, 1/15/2040                                                                             870,000                  816,451

Fresno Health Facility, Revenue

   (Holy Cross Health System Corp.) 5.625%, 12/1/2018                                           750,000                  730,500

Palmdale Civic Authority, Revenue

  (Merged Redevelopment Project Areas):

      6.60%, 9/1/2034 (Prerefunded 9/1/2004)                                                    590,000  (a)             648,670

      6.60%, 9/1/2034                                                                           410,000                  423,842

Redwood Empire Financing Authority, COP 6.40%, 12/1/2023                                      4,000,000                4,035,120

Sacramento County,
   Community Facilities District Number 1, Special Tax

   5.70%, 12/1/2020                                                                             750,000                  670,268

San Diego County, COP:

   5.70%, 2/1/2028                                                                            1,000,000                  892,760

   (Burnham Institute) 6.25%, 9/1/9029.                                                       1,000,000                  982,120

San Joaquin Hills Transportation Corridor Agency,
   Toll Road Revenue

   6.75%, 1/1/2032 (Prerefunded 1/1/2003)                                                     1,000,000  (a)           1,078,030

San Jose, MFHR

   7.821%, 4/1/2012                                                                           2,882,500  (b, c)        2,987,135

Santa Cruz County Public Financing Authority,
   Tax Allocation Revenue

   6.20%, 9/1/2023                                                                            2,000,000                2,039,220

Torrance Redevelopment Agency, Tax Allocation Revenue

   5.625%, 9/1/2028                                                                             500,000                  439,505

Turlock Health Facility, COP (Emanuel Medical Center)

   5.75%, 10/15/2023                                                                          2,500,000                2,162,450

Valley Health System, HR, (Improvement Project)
   6.50%, 4/15/2025                                                                           2,000,000                1,802,020

U.S. RELATED--7.0%

Commonwealth of Puerto Rico Highway and
  Transportation Authority,

   Transportation Revenue, 6.26%, 7/1/2038                                                    1,000,000  (b, c)          759,060

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. RELATED (CONTINUED)

Commonwealth of Puerto Rico
  Infrastructure Financing Authority,

   Special Tax Revenue, 6.285%, 7/1/2015                                                      1,000,000  (b, c)          918,420

Guam Power Authority, Revenue 6.75%, 10/1/2024
   (Prerefunded 10/1/2004)                                                                    1,000,000  (a)           1,099,580
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $39,950,855)                                                              98.1%               38,890,737

CASH AND RECEIVABLES (NET)                                                                         1.9%                  758,564

NET ASSETS                                                                                       100.0%               39,649,301

Summary of Abbreviations

COP                       Certificate of Participation
HR                        Hospital Revenue

LR                        Lease Revenue

MFHR                      Multi-Family Housing Revenue

PCR                       Pollution Control Revenue

SWDR                      Solid Waste Disposal Revenue

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              31.2

AA                               Aa                              AA                                                4.4

A                                A                               A                                                12.5

BBB                              Baa                             BBB                                              35.7

BB                               Ba                              BB                                                8.3

Not Rated(d)                     Not Rated(d)                    Not Rated(d)                                      7.9

                                                                                                                 100.0

(A)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST
ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING
DATE.

(B)  INVERSE FLOATER SECURITY--THE INTEREST RATE IS SUBJECT TO CHANGE
PERIODICALLY.

(C)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
REGISTRATION, NORMALLY TO A QUALIFIED INSTITUTIONAL BUYERS. AT MARCH 31, 2000,
THESE SECURITIES AMOUNTED TO $6,029,310 OR 15.2% OF NET ASSETS.

(D)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S
HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED
SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

March 31, 2000 (Unaudited)

                                                               Cost       Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  39,950,855  38,890,737

Interest receivable                                                     903,886

Prepaid expenses                                                          9,937

                                                                     39,804,560
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            28,404

Cash overdraft due to Custodian                                          85,577

Accrued expenses                                                         41,278

                                                                        155,259
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       39,649,301
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      42,301,357

Accumulated undistributed investment income--net                         84,436

Accumulated net realized gain (loss) on investments                  (1,676,374)

Accumulated net unrealized appreciation (depreciation)
  on investments--Note 4                                             (1,060,118)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       39,649,301
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(110 million shares of $.001 par value Common Stock authorized)       4,572,972

NET ASSET VALUE per share ($)                                              8.67

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended March 31, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      1,316,346

EXPENSES:

Management fee--Note 3(a)                                              138,224

Directors' fees and expenses--Note 3(c)                                 21,036

Shareholders' reports                                                   16,144

Professional fees                                                       13,646

Shareholder servicing costs--Note 3(b)                                  11,295

Registration fees                                                        4,958

Custodian fees--Note 3(b)                                                1,679

Miscellaneous                                                            4,884

TOTAL EXPENSES                                                         211,866

INVESTMENT INCOME--NET                                               1,104,480
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                (31,351)

Net unrealized appreciation (depreciation) on investments           (1,244,331)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              (1,275,682)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                (171,202)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended

                                           March 31, 2000          Year Ended

                                              (Unaudited)  September 30, 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          1,104,480            2,197,147

Net realized gain (loss) on investments           (31,351)             212,824

Net unrealized appreciation (depreciation)
   on investments                              (1,244,331)          (3,469,414)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     (171,202)          (1,059,443)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                         (1,234,574)          (2,568,624)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

DIVIDENDS REINVESTED--NOTE 1(c)                    24,026              273,386

TOTAL INCREASE (DECREASE) IN NET ASSETS        (1,381,750)          (3,354,681)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            41,031,051           44,385,732

END OF PERIOD                                  39,649,301           41,031,051

Undistributed investment income--net               84,436              214,530
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

INCREASE IN SHARES OUTSTANDING AS A
   RESULT OF DIVIDENDS RE                           2,724               28,556

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements and market price data for the fund's shares.

                                          Six Months Ended
                                            March 31, 2000                      Year Ended September 30,
                                                                      -----------------------------------------
                                                (Unaudited)       1999       1998       1997       1996       1995
---------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                                8.98        9.77       9.71       9.52       9.21       8.98

Investment Operations:

Investment income--net                                 .24         .48        .52        .53        .70        .52

Net realized and unrealized
   gain (loss) on investments                         (.28)       (.71)       .12        .23        .10        .30

Total from Investment Operations                      (.04)       (.23)       .64        .76        .80        .82

Distributions:

Dividends from
   investment income--net                             (.27)       (.56)      (.58)      (.57)      (.49)      (.54)

Dividends from net realized gain
   on investments                                       --          --         --         --         --       (.05)

Total Distributions                                   (.27)       (.56)      (.58)      (.57)      (.49)      (.59)

Net asset value, end of period                        8.67        8.98       9.77       9.71       9.52       9.21

Market value, end of period                           7 9_16      9 5_8     10 7_16    10 1_4      8 1_4      8 3_16
----------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(A)                                 (37.48)(b)   (2.21)      7.98      32.14       6.86       8.12
----------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                 1.07(b)     1.02       1.00        .98       1.06       1.06

Ratio of net investment income
   to average net assets                              5.58(b)     5.09       5.34       5.57       7.53       5.95

Portfolio Turnover Rate                               8.75(c)    25.65      19.28      26.38       3.30      13.80
----------------------------------------------------------------------------------------------------------------------------

Net Assets,
   end of period ($ x 1,000)                        39,649      41,031     44,386     43,838     42,847     41,152

(A) CALCULATED BASED ON MARKET VALUE.

(B) ANNUALIZED.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus California Municipal Income, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified closed-end management investment company. The fund's investment objective is to maximize current income exempt from Federal and California personal income taxes to the extent consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in municipal debt securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued on the last business day of each week and month by an independent pricing service (" Service" ) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on the last business day of each week and month. Investments not listed on an
exchange    or    the    national    securities

                                                                     The    Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain are declared and paid at least annually. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

For shareholders who elect to receive their distributions in additional shares of the fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price) based on the record date's respective prices. If the net asset value per share on the record date is lower than the market price per share, shares will be issued by the fund at the record date's net asset value on the payable date of the distribution. If the net asset value per share is less than 95% of the market value, shares will be issued by the fund at 95% of the market value. If the market price is lower than the net asset value per share on the record date, Mellon will purchase fund shares in the open market commencing on the payable date and reinvest those shares accordingly. As a result of purchasing fund shares in the open market, fund shares outstanding will not be
affected    by    this    form    of    reinvestment.

On March 30, 2000, the Board of Directors declared a cash dividend of $.041 per share from investment income-net, payable on April 28, 2000 to shareholders of record as of the close of business on April 13, 2000.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes

The  fund  has  an  unused  capital  loss  carryover of approximately $1,644,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 1999. If not applied, $422,000 of the carryover expires in fiscal 2004 and $1,222,000 expires
in    fiscal    2005.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. During the period ended March 31, 2000, the fund did not borrow under the line of credit.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .70 of 1% of the value of the fund' s average weekly net assets and is payable monthly. The Agreement provides that if in any full year the aggregate expenses of the fund, exclusive of taxes,
interest    on    borrowings,

                                                                     The    Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

brokerage and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the fund, the fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess to the extent required by state law. There was no expense reimbursement for the period ended March 31, 2000.

(b) The fund compensates Mellon under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2000, the fund was charged $11,321 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended March 31, 2000, the fund was charged $1,679 pursuant to the custody agreement.

(c) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2000, amounted to $3,377,446 and $3,392,405, respectively.

At  March  31,  2000, accumulated net unrealized depreciation on investments was
$1,060,118,   consisting   of   $1,094,881  gross  unrealized  appreciation  and
$2,154,999 gross unrealized depreciation.

At March 31 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


OFFICERS AND DIRECTORS

Dreyfus California Municipal Income, Inc.

200 Park Avenue

New York, NY 10166

DIRECTORS

Joseph S. DiMartino, Chairman

Lucy Wilson Benson

David W. Burke

Martin D. Fife

Whitney I. Gerard

Robert R. Glauber

Arthur A. Hartman

George L. Perry

Paul Wolfowitz

OFFICERS

President

      Stephen E. Canter

Vice President

      Mark N. Jacobs

Vice President and Treasurer

      Joseph Connolly

Executive Vice President

      Paul Disdier

Secretary

      Michael A. Rosenberg

Assistant Secretary

      Steven F. Newman

Assistant Secretary

      Robert R. Mullery

Assistant Treasurer

      Gregory S. Gruber

PORTFOLIO MANAGERS

Joseph P. Darcy

A. Paul Disdier

PORTFOLIO MANAGERS (CONTINUED)

Douglas J. Gaylor

Joseph A. Irace

Colleen A. Meehan

Richard J. Moynihan

W. Michael Petty

Jill C. Schaffro

Scott Sprauer

Samuel J. Weinstock

Monica S. Wieboldt

INVESTMENT ADVISER

The Dreyfus Corporation

CUSTODIAN

Mellon Bank, N.A.

COUNSEL

Stroock & Stroock & Lavan LLP

TRANSFER AGENT, DIVIDEND DISTRIBUTION AGENT  AND REGISTRAR

Mellon Bank, N.A.

STOCK EXCHANGE LISTING

AMEX Symbol: DCM

INITIAL SEC EFFECTIVE DATE

10/21/88

THE NET ASSET VALUE APPEARS IN THE FOLLOWING PUBLICATIONS: BARRON'S, CLOSED-END BOND FUNDS SECTION UNDER THE HEADING "MUNICIPAL BOND FUNDS" EVERY MONDAY; WALL STREET JOURNAL, MUTUAL FUNDS SECTION UNDER THE HEADING "CLOSED-END BOND FUNDS" EVERY MONDAY; NEW YORK TIMES, BUSINESS SECTION UNDER THE HEADING "CLOSED-END BOND FUNDS--SINGLE STATE MUNICIPAL BOND FUNDS" EVERY SUNDAY.

NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(C) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, THAT THE FUND MAY PURCHASE SHARES OF ITS COMMON STOCK IN THE OPEN MARKET WHEN IT CAN DO SO AT PRICES BELOW THE THEN CURRENT NET ASSET VALUE PER SHARE.

                                                             The Fund

                                                           For More Information

                        Dreyfus California Municipal Income, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Mellon Bank, N.A.
                        85 Challenger Road
                        Ridgefield Park, NJ 07660

(c) 2000 Dreyfus Service Corporation                                   426SA003